© 2015 Sequenom. All rights reserved. Interpreting the genome to improve your life JP Morgan Healthcare Conference January 12-15, 2015 Bill Welch, CEO Exhibit 99.1

© 2015 Sequenom. All rights reserved.

Except for historical information, matters set forth in this presentation, including statements regarding Sequenom’s plans, potential, opportunities, financial or other expectations, projections, goals, objectives, milestones, strategies, market growth, timelines, product pipeline, clinical studies, product development, and the potential benefits of its products and products under development, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with Sequenom’s operating performance and financial position, the market demand for and acceptance of Sequenom’s and Sequenom
Laboratories’ products and services, research, development and commercialization of new products, reliance upon the collaborative efforts of others, competition, intellectual property rights, government regulation, obtaining or maintaining regulatory approvals, litigation, and other risks detailed in Sequenom’s SEC filings. These forward-looking statements are based on current information that is likely to change, speak only as of the date hereof, and Sequenom undertakes no obligation to revise or update such statements.
Forward-looking statements

© 2015 Sequenom. All rights reserved.

The core of Sequenom’s culture is a
single uncompromising principle…
QUALITY OF SCIENCE
CLINICAL FOCUS
Reproductive health Women’s health Whole genome sequencing

$200
$100
$0
$46
$120
$151*
2012
2013
2014

200
100
0
61
148
162
2012
2013
2014

© 2015 Sequenom. All rights reserved.

2014 Highlights
Focused leader in Noninvasive Prenatal Testing (NIPT)
Company Snapshot**
$ Millions
Revenue
* Preliminary, unaudited.  Cash burn excludes the proceeds and payments from the Illumina, ISIS, and CUHK transactions in 2014.
** Revenue and cash burn have been adjusted to remove discontinued operations.
*** Company received an additional $6M in January 2015 related to Illumina settlement agreement bringing the total cash to approximately $100M.
NIPT Accessioned Tests
Tests, Thousands
Financials
Approximately $94M*** in ending cash
Reduced cash burn from $107M* in FY2013 to
$37M* in FY2014
Divested Bioscience business
Leader in NIPT
Market innovator and leading test provider
Illumina Settlement and Patent Pool
Agreement
Freedom to operate
Broad capabilities to practice next generation
sequencing under Illumina supply agreement

© 2015 Sequenom. All rights reserved.

Sequenom and Illumina Settlement
Signed December 2014
Pooled intellectual property directed to NIPT
– Settled all pending infringement disputes
– Illumina enforces Patent Pool globally 1
– Shared test fees from licensed laboratories
– Sequenom to receive royalty on IVD 2 sales for NIPT kits
Sequenom received $50 million 3 in cash
– Sequenom expects to receive an additional $80M+ through 2020, subject to potential market based adjustments 4
Illumina gained access to Sequenom’s clinical samples
Obtained broader field of use with amended supply agreement
1. Parties responsible for enforcement of their own existing litigation prior to December settlement.
2. In Vitro Diagnostics
3. Sequenom received $6M in January 2015.  Sequenom paid Chinese University of Hong Kong a one-time $6M payment in 2014.
4. From the patent pool structure based on contractual payments, pursuant to the agreement.

LabCorp
Laboratory Corporation of America

Quest Diagnostics

MAYO CLINIC
Mayo Medical Laboratories

sequenom

© 2015 Sequenom. All rights reserved.

Global Licenses
21 organizations globally granted licenses to
the patent pool, including Sequenom
Laboratories and Verinata, January 2015
Patent Pool Content
Partnering for growth
Clarifying the NIPT IP landscape for broader access
The patent pool combines critical NIPT
patents and patent applications
– Sequenom controlled over 225
– Illumina controlled over 200
Numerous NIPT technologies represented
– Methods to detect fetal DNA for prenatal
diagnosis
– Methods to detect fetal aneuploidy
(random, targeted, length-based)
– Methods to extract and amplify DNA
– Others: digital PCR; whole fetal genome
sequencing; SNPs

© 2015 Sequenom. All rights reserved.

Roles and Responsibilities
Enhancing profitability
Capturing value from the patent pool
Illumina and Sequenom collect
existing party test fee for the
Patent Pool
Illumina Responsibilities
– License additional parties
– Enforcement of  patents globally
– Collect test fees from new parties
Test fees distributed quarterly
between Sequenom and Illumina
NIPT Collection Pool
NIPT test fee
collection pool
Test fee payment
Test fee revenue
Licensees
SQNM
ILMN
SQNM Labs
& Verinata

Circulating cell-free DNA Expertise
Operations
NIPT leadership
sequenom
Oncology future
Global partners
Product portfolio

sequenom

© 2015 Sequenom. All rights reserved. 8 Sequenom Going Forward

© 2015 Sequenom. All rights reserved.

Circulating cell-free DNA (ccfDNA)
Foundational technology / core expertise
Cell free fetal DNA in maternal
blood
– Believed to be from
placental and fetally
derived cells
1,2,3
Next generation sequencing of
ccfDNA allows for accurate
identification of fetal
chromosomal abnormalities
Placental
Cells, DNA
1.Lo YM, Corbetta N, Chamberlain PF, Rai V, et al. Presence of fetal DNA in maternal plasma and serum. Lancet. 1997 Aug 16;350(9076):485-487.
2.Finning KM, Martin PG, Soothill PW, Avent ND. Prediction of fetal D status from maternal plasma: introduction of a new noninvasive fetal RHD genotyping service. Transfusion.
2002 Aug;42(8):1079-1085.
3.Bianchi DW. Circulating fetal DNA: its origin and diagnostic potential-a review. Placenta. 2004 Apr;25 Suppl A:S93-S101.
DNA
sequencing
Fetal DNA
Maternal blood
Fetal DNA

© 2015 Sequenom. All rights reserved.
10 10
High risk pregnancies
traditionally required invasive
procedures
High requirement for medical
management and genetic
counseling
97% of invasive procedures
have normal results
Invasive testing costly and
introduces additional risk
Traditional prenatal testing

© 2015 Sequenom. All rights reserved. 11 11 A noninvasive laboratory-developed test (LDT) to identify pregnancies at increased risk for fetal chromosomal abnormalities

6%
11%
14%
69%
Maternal age
Ultrasound finding
Serum biochemical screening
Personal or family history

sequenom.

© 2015 Sequenom. All rights reserved.

Our clinical use mirrors
criteria in validation study
Guidelines established by
ACOG
1
and SMFM
2
to
perform the test on women
at increased risk for fetal
chromosomal abnormalities
Payors’ medical policies for
NIPT is currently for high
risk pregnancies

MaterniT21 ® PLUS test
Indications for use, >375,000 tests accessioned
1.ACOG is the American Congress of Obstetricians and Gynecologists
2.SMFM is the Society for Maternal-Fetal Medicine

© 2015 Sequenom. All rights reserved.

NIPT Market: Large and relatively untapped
GLOBAL
PREGNANCIES
>210M births annually
2
US
AVERAGE RISK
3.5M births annually
1
US
HIGH RISK
750K births annually¹
$3B+ total
market
opportunity
worldwide
3
1.
Martin JA, et al. Division of Vital Statistics. Births: Final data for 2013. National Vital Statistics Reports. 2013;62(9). Online
at http://www.cdc.gov/nchs/births.htm. Accessed Aug 7, 2014.
2.
World Health Organization, World Health Statistics 2013.
3.
Morgan Stanley Research, NIPT Competition Evolves, December 2, 2014.

VisibiliT™ Risk Score Test Lab Report

Final Report

Test Result for Chromosomes 21, 18 and Y
Risk Cutoff: 1/100

High Risk
Trisomy 21: 99/100

	Age-related risk[1]	Post-NIPT risk
Trisomy 21	**1/1,200**	▶ **99/100**
Trisomy 18	1/800	1/10,000

Y chromosomal material detected.
Consistent with a male fetus.

sequenom.

© 2015 Sequenom. All rights reserved.

VisibiliT ™ prenatal test
Common trisomy information mirrored
after content available in standard
serum screening
Reporting of risk score to complement
current medical and genetic counseling
practices for average risk
Sequenom the first to offer two NIPT
testing model
Launched internationally in Q4 2014
Expected US launch Q1 2015
Trisomies 21 and 18, fetal gender
Validation and performance data presented at International Society for Prenatal Diagnosis meeting in July 2014, Brisbane, Australia

MaterniT21 PLUS

VisibiliT

HerediT CF

SensiGene RHD

NextView

sequenom.

© 2015 Sequenom. All rights reserved.

First and most
comprehensive
commercial
NIPT for
high risk
pregnancies
First NIPT
utilizing
common trisomy
information
mirrored after
serum
screening
content
A carrier
screen that
analyzes the
most clinically
relevant
mutations and
variants related
to cystic
fibrosis (CF)
A noninvasive
prenatal test
that detects
fetal RhD
genotype in
RhD sensitized
mothers
A microarray
assessment of
patient sample
from a
chorionic villus
sampling
(CVS) and
amniocentesis
Sequenom test portfolio
Growing prenatal franchise

© 2015 Sequenom. All rights reserved.

Sequenom continues to innovate NIPT
1. Expected product launch in 2H 2015
2. Reported as additional findings
2011
2012
Trisomy 21
2014
2013
Trisomy 13
Trisomy 18
Sex aneuploidies
Enhanced Sequencing Series²
Enhanced Sequencing Series II²
- Additional microdeletions
2015
Noninvasive
whole genome
karyotype¹
MaterniT21
®
PLUS - 17 conditions, 9 whole chromosome aneuploidies, 7 microdeletions

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
X or Y

sequenom.

© 2015 Sequenom. All rights reserved.

Noninvasive karyotype
NIPT portfolio evolution
Rapidly accelerate
differentiation via our genome
wide testing capabilities
Noninvasive karyotype
–
Identifies fetal
chromosomal abnormalities
currently only seen with
invasive procedures
Expected launch in 2H 2015

© 2015 Sequenom. All rights reserved.

Universal carrier screen opportunity
Rapidly expanding market in prenatal care
Screening for genetic disorders as part
of preconception care
1
– 6.6M pregnancies in the US
annually
2
– Test potential mother and/or
father
Genetic disorders are among the most
common causes of admissions to
pediatric hospitals and a significant
cause of infant mortality
Pan-ethnic screening is increasingly
been incorporated into routine
OB/GYN care
1. Such as Cystic Fibrosis, Spinal Muscular Atrophy, Fragile X, Alpha Thalassemia, Beta
Hemoglobinopathies and Tay-Sachs Disease
2. CDC, National Vital Statistics Report, Vol. 60, No 1, 2012.

© 2015 Sequenom. All rights reserved.

HerediT
™
Universal is a carrier screen
that detects over 250 genetic diseases
– >1700 disease causing mutations
– Includes all ACMG, ACOG and AJ
1
recommended mutations
Partnering with Recombine,
a leader in the in vitro
fertilization marketplace
Leverages commercial infrastructure
and complements existing HerediT
™
CF Carrier Screening test
Expected launch in Q1 2015
1. American College of Medical Genetics and Genomics; American Congress of Obstetricians and
Gynecologists; Ashkenazi Jewish Screening Recommendations by ACOG and ACMG.
HerediT ™ Universal
Sequenom enters universal carrier screening market

UNIVERSITY of CALIFORNIA SAN DIEGO
MEDICAL CENTER
MOORES CANCER CENTER

Memorial Sloan-Kettering Cancer Center
The Best Cancer Care. Anywhere.

THE UNIVERSITY OF TEXAS
MD Anderson ~~Cancer~~ Center
Making Cancer History®

DANA-FARBER
CANCER INSTITUTE

THE HARVARD MEDICAL SCHOOL

sequenom.

© 2015 Sequenom. All rights reserved.

Sequenom enters Oncology
Building clinical foundation
Engaging key thought leaders from leading institutions:
Razelle Kurzrock, MD
Murray Professor of Medicine; Chief, Hematology & Oncology; Director, Center for Personalized Cancer
Therapy & Clinical Trials, Sr. Deputy Director UCSD Moores Cancer Center
Background of Key Opinion Leaders:

© 2015 Sequenom. All rights reserved.

Leveraging our ccfDNA expertise
From circulating cell-free fetal DNA to circulating tumor DNA (ctDNA)
In the course of performing NIPT, Sequenom has identified over
20 significant incidental findings of confirmed maternal tumor growths¹:
Circulating cell-free DNA (ccfDNA) and next-generation sequencing have potential broad oncology applications:
1. Presented in a Poster at the Association of Molecular Pathology meeting in November 2014, National Harbor, MD
Early Cancer
Detection
Treatment
Selection
Treatment
Monitoring
Relapse /
Surveillance
– Breast cancer, colon cancer, lymphomas, etc.

© 2015 Sequenom. All rights reserved.

Oncology program
Test type
Laboratory-developed test that
detects and profiles ctDNA in plasma
Target population
Advanced cancer patients with solid
tumors (stage III-IV) and metastatic
patients where (re)-biopsy of tumor
tissue is not possible or desired
Key activities
Clinical advisory board
Development program underway
Early access program for research use
only LDT, expected 2H 2015
Lead oncology product

150
100
50
0
$99
$107**
$37**
2012
2013
2014

150
100
50
0
$46
$120
$151**
2012
2013
2014

© 2015 Sequenom. All rights reserved.

Highlights
Financial overview
$ Millions
Revenue*
$94M*** in cash and investments
Reduced cash burn by 66% from
$107M** in FY2013 to $37M** in
FY2014
Cash burn for Q4 was
approximately $7M**
Annual Cash Burn*
$ Millions
Note:
* Revenue and cash burn exclude Sequenom Bioscience, a
discontinued operation.  Amounts from continuing operations
are management’s estimates subject to change upon audit.
** Preliminary, unaudited. Cash burn is cash used in operations, for capital expenditures, and payments on term loans and capital leases. Cash burn excludes the proceeds and payments from
the Illumina, ISIS and CUHK transactions in 2014.
*** Company received an additional $6M in January 2015 related to
Illumina settlement agreement bringing the total  cash to
approximately $100M.

© 2015 Sequenom. All rights reserved.

Metrics
2015 Commentary
2014
160M covered commercial lives
162K accessioned MaterniT21
®
PLUS tests; 197K total accessioned tests
Q4 14 revenues approximately $37M
1
New Tier 1 CPT code applicable for MaterniT21
®
PLUS NIPT effective January
Test fees and royalties are expected to range between $6M to $14M
2
Expect total accessioned tests to be > 200K, including impact of patent pool licensees
1. Preliminary, unaudited.
2. Range considers uncertainty in number of Pool Participants, timing of implementing NIPT tests, and the associated timing of test fees and royalties.

© 2015 Sequenom. All rights reserved.

1. Range considers uncertainty in number of Pool Participants, timing of implementing NIPT tests, and the associated timing of test fees and royalties, among other factors.  Sequenom expects to have approximately $24M-$27M of non-cash expenses.
New Products
– Sequenom Laboratories to launch 3 new laboratory-
developed tests
New Markets
– Early access program for Liquid Biopsy RUO, 2H 2015
Operations
– Total cash burn: -$15M to +$15M
1
Corporate Goals 2015

CONTACT:
CAROLYN D. BEAVER, CFO
INVESTORRELATIONS@SEQUENOM.COM
WWW.SEQUENOM.COM
These laboratory-developed tests were developed and their performance characteristics determined by Sequenom Laboratories.  They have not been cleared or approved by the U.S.
Food and Drug Administration (FDA).  Although laboratory-developed tests to date have not been subject to U.S. FDA regulation, certification of the laboratory is required under CLIA to ensure the quality and validity of the tests.  This laboratory is accredited and certified to perform high complexity clinical laboratory testing.
©2015 Sequenom, Inc. All rights reserved. Sequenom
®
, HerediT™, MaterniT21
®
PLUS, RetnaGene™, SensiGene™, NextView™ and VisibiliT™, are trademarks of Sequenom, Inc.
All other trademarks are the property of their respective owners. The information herein is for informational purposes only and represents the current view of Sequenom, Inc. as of the date of this presentation. Sequenom cannot guarantee the accuracy of any information provided after the date of this presentation. Sequenom makes no warranties, express, implied or statutory, as to the information in this presentation.